UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2007

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, New Jersey 07922
(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 17, 2007, at the Annual Meeting of Stockholders of Authentidate Holding Corp., (the “Registrant”), the Registrant’s stockholders approved the adoption of certain amendments to the Registrant’s 2001 Non-Executive Director Stock Option Plan (the “Director Plan”). The amendment effects the following material changes to the Director Plan:

1.	Modifies the terms of the option awards previously and to be granted to non-executive directors to provide that all awards expire ten years from the date of grant.

2.	Modifies the terms of the option awards previously and to be granted to non-executive directors to provide that in the event of a non-executive director’s termination of service as a director, other than for cause or in the case of death or disability, the options held by such director shall terminate two years from the date of termination of service, but in no event later than the stated expiration date of an option award.

3.	Provide that non-executive directors shall have the option to elect to receive up to 50% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of the Registrant’s common stock. The number of shares of restricted stock that would be issued to a director would be computed by dividing the cash amount to be converted into shares of restricted stock by the fair market value of the Registrant’s common stock as of the date the fees are earned. The closing price of the Registrant’s common stock on the last trading day of each fiscal quarter will be used to determine the fair market value of the common stock which may be issued in lieu of the fees paid for service as a director during such period.

The foregoing summary of the material amendments to the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, which is included as Exhibit B to the Registrant’s definitive Proxy Statement dated December 15, 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e)

On January 15, 2007, the Registrant entered into a new one year employment agreement with Mr. Surendra Pai, its President and Chief Executive Officer, which is effective as of January 1, 2007. The following is a summary of Mr. Pai’s new employment agreement:

•	Annual base salary of $375,000.

•	Annual bonus potential targeted at 50% of base salary, in the discretion of the Board, or if the Board so designates, the Management Resources and Compensation Committee of the Board.

•	Grant of options to purchase 400,000 shares of the Registrant’s common stock, which options expire ten years from the date of grant and which are exercisable at an exercise price of $1.50, which was equal to the closing price of its common stock on the date of grant. The options shall vest monthly over a period of two years, as long as Mr. Pai continues to be an employee of the Registrant, as follows: 16,682 shall vest on January 31, 2007 and the remainder shall vest at the rate of 16,666 on the last day of each month for the next 23 months (the “Options”).

•

In the event of the termination of Mr. Pai’s employment by the Registrant without “cause” or by Mr. Pai for “good reason,” as those terms are defined in Mr. Pai’s employment agreement, or in the event that the Registrant fails to notify Mr. Pai in accordance with the terms of the employment agreement of its intention to continue his employment, or if after notifying him the Registrant fails to reach an agreement on a new employment agreement prior to the expiration date, Mr. Pai would be entitled to: (a) all compensation accrued but not paid as of the termination date; (b) a severance payment equal to the sum of (i) 12 months of the greater of (A) his base salary in effect on the termination date and (B) the highest base salary in effect at any time during the ninety (90) day period

2

prior to the termination date; and (ii) $187,500 multiplied by the quotient determined by dividing the number of days from January 1, 2007 to the date of termination by 365; and (c) continued participation in the Registrant’s benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment.

•	If Mr. Pai’s employment is terminated by the Registrant for “cause” or by him without “good reason,” he is not entitled to any further compensation or benefits other than his accrued and unpaid compensation.

•	With respect to the Options granted to Mr. Pai under the Agreement, in the event Mr. Pai’s employment is terminated by the Registrant without “cause” or by Mr. Pai for “good reason,” or in the event the Registrant fails to timely notify him of its intention to continue his employment (or fails to timely enter into an new agreement with Mr. Pai after providing such notice) then the Options granted under the Employment Agreement which have vested as of the date of termination, plus 200,000 options, will be deemed vested and exercisable for two years from the date of termination. In the event Mr. Pai’s employment is terminated by the Registrant for “cause,” then all Options granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event that Mr. Pai terminates his employment with us other than for “good reason,” then the Options, to the extent vested as of the termination date, shall remain exercisable for a period of three months following the termination date, but in no event after the expiration of the exercise period.

•	The employment agreement contains a tax gross-up provision relating to any excise tax that Mr. Pai incurs by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code, provided that the event which caused the imposition of the excise tax arises out of his employment with the Registrant or a change in control of the Registrant or a substantial portion of its assets and provided that the event which causes the imposition of the excise tax is either (i) a transaction approved by the Board; or (ii) a change of control as defined in the employment agreement.

The foregoing description of Mr. Pai’s employment agreement is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

In addition, effective as of January 17, 2007, the Management Resources and Compensation Committee of the Board of Directors agreed to amend the existing option awards previously granted to all of the Registrant’s current employees, including its Chief Executive Officer, to provide that the exercise term for such options shall be ten (10) years from the original date of grant.

Item 8.01	Other Events

On January 18, 2007, the Registrant issued a press release announcing the results of its Annual Meeting of Stockholders held on January 17, 2007. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

10.1	2001 Non-Executive Director Stock Option Plan, as amended, (filed as Exhibit B to Proxy Statement dated December 15, 2006).

10.2	Employment Agreement between the Registrant and Surendra Pai, dated as of January 1, 2007.

99.1	Press Release dated January 18, 2007.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Surendra Pai
Name:	Surendra Pai
Title:	President and Chief Executive Officer
Date:	January 19, 2007

4

EXHIBIT INDEX

Exhibit Number	Description
10.1	2001 Non-Executive Director Stock Option Plan, as amended, (filed as Exhibit B to Proxy Statement dated December 15, 2006).

10.2	Employment Agreement between the Registrant and Surendra Pai, dated as of January 1, 2007.

99.1	Press Release dated January 18, 2007.

5